[LOGO] Merrill Lynch  Investment Managers

Annual Report

October 31, 2002

MuniYield
New York
Insured
Fund, Inc.

www.mlim.ml.com

                      MUNIYIELD NEW YORK INSURED FUND, INC.

The Benefits and Risks of Leveraging

MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strong, positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                         MuniYield New York Insured Fund, Inc., October 31, 2002

DEAR SHAREHOLDER

For the year ended October 31, 2002, the Common Stock of MuniYield New York Insured Fund, Inc. earned $.830 per share income dividends, which included earned and unpaid dividends of $.069. This represents a net annualized yield of 5.60%, based on a year-end net asset value of $14.83 per share. During the same period, the total investment return on the Fund's Common Stock was +4.97%, based on a change in per share net asset value from $15.01 to $14.83, and assuming reinvestment of $.831 per share income dividends.

For the six-month period ended October 31, 2002, the total investment return on the Fund's Common Stock was +4.24%, based on a change in per share net asset value from $14.66 to $14.83, and assuming reinvestment of $.413 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 1.49%; Series B, 1.18%; Series C, 1.38%; Series D, 2.21%; and Series E, 1.32%.

The Municipal Market Environment

During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1%-1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year--15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.


                                      2 & 3

                         MuniYield New York Insured Fund, Inc., October 31, 2002

Specific to New York, recent unemployment figures revealed continued weakness in the state's labor market as the unemployment rate for October 2002 was 5.7%, compared to 5.4% for October 2001. The state's employment base has been strongly affected by the downturn of the financial markets and the after effects of the events of September 11, 2001. Following growth of 3.6% in total personal income in 2001, the state's budget division is expecting much lower growth of 0.5% in 2002. On a relative wealth basis, the state's per capita income of $36,019 in 2001 placed it as the fifth wealthiest in the nation.

Portfolio Strategy

During the six-month period ended October 31, 2002, we focused on seeking to enhance the Fund's dividend stream and reduce the Fund's net asset price volatility. Market instability was expected because of uncertain financial and economic conditions. Reducing price volatility generally involves lowering the Fund's interest rate sensitivity, which we accomplished in early 2002. This strategy worked well as interest rates rose in March. Since then, however, interest rates declined because of both continued economic uncertainty and unstable equity markets. As interest rates fell further, we shifted to a more defensive position. While this strategy may have been implemented a bit early, the Fund's leveraged structure and fully invested position has allowed it to participate in the recent bond market rally. It is our belief that interest rates should not decline much further. If a solid economic recovery should develop by early 2003, we would expect interest rates to move higher.

During the six-month period ended October 31, 2002, the Fund's borrowing costs remained in the 1%--1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholder. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, an increase in short-term interest rates by the Federal Reserve Board is even less anticipated. We expect the Fund's short-term borrowing costs to stay near current levels for the remainder of this year and into 2003. However, should the spread between short-term and long-term interest rates narrow, the benefits and risks of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield New York Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

November 27, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                    S&P      Moody's    Face
STATE            Ratings++  Ratings++  Amount     Issue                                                                    Value
===================================================================================================================================
New York--149.1%    AAA       Aaa     $23,790     Albany County, New York, Airport Authority Revenue Bonds,
                                                  AMT, 6% due 12/15/2023 (c)                                              $  26,439
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       8,200     Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge
                                                  System Revenue Bonds, 5.75% due 1/01/2025 (d)                               8,750
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       1,050     Buffalo, New York, GO, Series A, 5.25% due 2/01/2013 (b)                    1,151
                    ---------------------------------------------------------------------------------------------------------------
                                                  Buffalo, New York, School, GO, Series D (b):
                    AAA       Aaa       1,250        5.50% due 12/15/2014                                                     1,399
                    AAA       Aaa       1,500        5.50% due 12/15/2016                                                     1,651
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       4,300     Buffalo, New York, Sewer Authority, Revenue Refunding Bonds, Series F,
                                                  6% due 7/01/2013 (b)                                                        5,073
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       1,700     Dutchess County, New York, Resource Recovery Agency Revenue Bonds
                                                  (Solid Waste System--Forward), Series A, 5.40% due 1/01/2013 (d)            1,896
                    ---------------------------------------------------------------------------------------------------------------
                    BBB       A3        5,000     Hempstead Town, New York, IDA, Resource Recovery Revenue Refunding
                                                  Bonds (American
                                                  Refinery--Fuel Co. Project), 5% due 12/01/2010                              5,191
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa         805     Holland, New York, Central School District, GO, Refunding, 5.50%
                                                  due  6/15/2014 (c)                                                            915
                    ---------------------------------------------------------------------------------------------------------------
                                                  Huntington, New York, GO, Refunding (a):
                    NR*       Aaa         485        5.50% due 4/15/2011                                                        551
                    NR*       Aaa         460        5.50% due 4/15/2012                                                        523
                    NR*       Aaa         455        5.50% due 4/15/2013                                                        517
                    NR*       Aaa         450        5.50% due 4/15/2014                                                        511
                    NR*       Aaa         450        5.50% due 4/15/2015                                                        510
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa       1,675     Ilion, New York, Central School District, GO, Series B, 5.50%
                                                  due 6/15/2015                                                               1,921
                    ---------------------------------------------------------------------------------------------------------------
                                                  Long Island Power Authority, New York, Electric System Revenue Bonds,
                                                  VRDN (g):
                    A1+       VMIG1@    2,000        Sub-Series 1B, 1.95% due 5/01/2033                                       2,000
                    A1+       VMIG1@   13,000        Sub-Series 3B, 1.95% due 5/01/2033                                      13,000
                    ---------------------------------------------------------------------------------------------------------------
                                                  Metropolitan Transportation Authority, New York, Commuter
                                                  Facilities Revenue Bonds, Series A (e):
                    AAA       Aaa       2,000        5.75% due 1/01/2008 (d)                                                  2,290
                    AAA       NR*       7,945        5.50% due 7/01/2011 (b)                                                  9,098
                    ---------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT           Alternative Minimum Tax (subject to)
COP           Certificates of Participation
DRIVERS       Derivative Inverse Tax-Exempt Receipts
FLOATS        Floating Rate Securities
GO            General Obligation Bonds
HFA           Housing Finance Agency
IDA           Industrial Development Authority
IDR           Industrial Development Revenue Bonds
PCR           Pollution Control Revenue Bonds
RIB           Residual Interest Bonds
VRDN          Variable Rate Demand Notes

                                      4 & 5

                         MuniYield New York Insured Fund, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P      Moody's    Face
STATE            Ratings++  Ratings++  Amount     Issue                                                                    Value
===================================================================================================================================
New York            AAA       Aaa     $10,000     Metropolitan Transportation Authority, New York, Commuter Facilities
(continued)                                       Revenue Refunding Bonds, Series B, 4.875% due 7/01/2018 (b)(j)          $  10,293
                    ---------------------------------------------------------------------------------------------------------------
                                                  Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                                  Revenue Bonds, Series A:
                    AAA       Aaa       3,000        4.75% due 10/01/2015 (b)(e)                                              3,203
                    AAA       Aaa       1,015        5% due 11/15/2032                                                        1,017
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa      25,000     Metropolitan Transportation Authority, New York, Revenue Refunding
                                                  Bonds, RIB, Series 724X, 9.37% due 11/15/2032 (c)(f)                       29,496
                    ---------------------------------------------------------------------------------------------------------------
                    AA-       A3        1,500     Metropolitan Transportation Authority, New York, Service Contract
                                                  Revenue Bonds, Series B, 5.25% due 1/01/2031                                1,534
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa      30,000     Metropolitan Transportation Authority, New York, Service Contract
                                                  Revenue Refunding Bonds, Series A, 5.75% due 7/01/2031 (b)                 32,617
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       5,605     Metropolitan Transportation Authority, New York, Transit Facilities
                                                  Revenue Bonds, Series A, 5.75% due 7/01/2007 (d)(e)                         6,437
                    ---------------------------------------------------------------------------------------------------------------
                                                  Metropolitan Transportation Authority, New York, Transit Facilities
                                                  Revenue Refunding Bonds:
                    AAA       Aaa       5,000        Series A, 4.75% due 7/01/2024 (d)(j)                                     4,927
                    AAA       Aaa         350        Series B, 4.75% due 7/01/2026 (b)(j)                                       343
                    AAA       Aaa       2,885        Series C, 5.125% due 1/01/2012 (c)(e)                                    3,209
                    AAA       Aaa       6,615        Series C, 5.125% due 7/01/2012 (c)(e)                                    7,392
                    ---------------------------------------------------------------------------------------------------------------
                                                  Monroe County, New York, IDA, Revenue Bonds (Southview Towers
                                                  Project), AMT:
                    NR*       Aa1       1,400        6.125% due 2/01/2020                                                     1,531
                    NR*       Aa1       1,125        6.25% due 2/01/2031                                                      1,238
                    ---------------------------------------------------------------------------------------------------------------
                    A1+       NR*      10,400     Nassau County, New York, IDA, Civic Facility Revenue Refunding and
                                                  Improvement Bonds (Cold Spring Harbor), VRDN, 1.95% due 1/01/2034 (g)      10,400
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa      12,130     Nassau Health Care Corporation, New York, Health System Revenue Bonds,
                                                  5.75% due 8/01/2029 (c)                                                    13,220
                    ---------------------------------------------------------------------------------------------------------------
                    BBB       A3          705     New York City, New York, City Health and Hospital Corporation, Health
                                                  System Revenue Bonds, Series A, 5.375% due 2/15/2026                          703
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa      16,555     New York City, New York, City IDA, IDR (Japan Airlines Company), AMT,
                                                  6% due 11/01/2015                                                          17,824
                    ---------------------------------------------------------------------------------------------------------------
                                                  New York City, New York, City Municipal Water Finance Authority, Water
                                                  and Sewer System Revenue Bonds:
                    NR*       Aaa      12,500        RIB, Series 726X, 9.37% due 6/15/2027 (d)(f)                            14,397
                    AAA       Aaa       2,850        Series A, 5.75% due 6/15/2031 (b)                                        3,102
                    AAA       Aaa      11,100        Series B, 5.75% due 6/15/2026 (d)                                       12,080
                    AAA       Aaa      17,200        Series B, 5.75% due 6/15/2029 (d)                                       18,677
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       5,000     New York City, New York, City Municipal Water Finance Authority, Water
                                                  and Sewer System Revenue Refunding Bonds, 5.50% due 6/15/2033 (d)           5,281
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       2,020     New York City, New York, City Transit Authority, Metropolitan
                                                  Transportation Authority, Triborough, COP, Series A, 5.625% due
                                                  1/01/2012 (a)                                                               2,280
                    ---------------------------------------------------------------------------------------------------------------
                                                  New York City, New York, City Transitional Finance Authority Revenue
                                                  Bonds:
                    AA+       Aa2      14,200        Future Tax Secured, Series B, 6.25% due 5/15/2010 (e)                   16,960
                    AA+       Aa2         800        Future Tax Secured, Series B, 6.25% due 11/15/2017                         933
                    AAA       Aaa       6,805        Future Tax Secured, Series B, 6.25% due 11/15/2017 (b)                   7,935
                    A1+       VMIG1@    6,300        Future Tax Secured, VRDN, Series C, 1.90% due 5/01/2028 (g)              6,300
                    A1+       VMIG1@   13,800        VRDN, Series C, 1.95% due 11/01/2022 (g)                                13,800
                    ---------------------------------------------------------------------------------------------------------------
                                                  New York City, New York, GO:
                    NR*       Aaa      11,043        RIB, Series 725X, 9.37% due 3/15/2027 (c)(f)                            12,783
                    AAA       Aaa       3,000        Series A, 5.75% due 5/15/2024                                            3,273
                    AAA       Aaa       2,500        Series B, 5.75% due 8/01/2013 (d)                                        2,845
                    AAA       Aaa       5,000        Series H, 5.75% due 3/15/2013 (b)                                        5,707
                    AAA       Aaa       3,000        Series H, 5.75% due 3/15/2013 (c)                                        3,424
                    ---------------------------------------------------------------------------------------------------------------
                                                  New York City, New York, GO, Refunding:
                    AAA       Aaa       1,000        Series A, 6.375% due 5/15/2013 (b)                                       1,171
                    AAA       Aaa          70        Series B, 7% due 2/01/2018 (a)                                              71
                    AAA       Aaa       1,825        Series G, 5.50% due 8/01/2012                                            2,058
                    A         A2        3,650        Series G, 5.75% due 2/01/2020                                            3,903
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa      11,500     New York City, New York, IDA, Civic Facility Revenue Bonds (USTA
                                                  National Tennis Center Project), 6.375% due 11/15/2014 (c)(k)              12,723
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       7,970     New York City, New York, IDA, Parking Facility Revenue Bonds (Royal
                                                  Charter--New York Presbyterian), 5.75% due 12/15/2029 (c)                   8,733
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa      14,970     New York City, New York, IDA, Special Facilities Revenue Bonds
                                                  (Terminal One Group), AMT, 6.125% due 1/01/2024 (d)                        15,755
                    ---------------------------------------------------------------------------------------------------------------
                                                  New York State Dormitory Authority Revenue Bonds:
                    AAA       Aaa       5,715        (City University System), Consolidated Second Generation, Series A,
                                                      6.125% due 7/01/2013 (a)                                                6,620
                    A1+       VMIG1@    2,700        (Cornell University), VRDN, Series B, 1.95% due 7/01/2025 (g)            2,700
                    AAA       Aaa       4,250        (Eger Health Care and Rehabilitation Center), 6.10% due 8/01/2037 (i)    4,899
                    AAA       Aaa       2,000        (New School Social Research), 5.75% due 7/01/2026 (d)                    2,162
                    AAA       Aaa       1,000        Series B, 6.50% due 2/15/2011 (d)(j)                                     1,213
                    AAA       Aaa       3,560        (State University Adult Facilities), Series B, 5.75% due
                                                     5/15/2010 (c)(e)                                                         4,134
                    AAA       Aaa       2,000        (State University Educational Facilities), Series B, 5.75% due
                                                     5/15/2004 (b)(e)                                                         2,123
                    AAA       Aaa         710        (Upstate Community Colleges), Series A, 6% due 7/01/2015 (c)               816
                    AAA       Aaa       1,070        (Upstate Community Colleges), Series A, 6% due 7/01/2016 (c)             1,226
                    ---------------------------------------------------------------------------------------------------------------
                                                  New York State Dormitory Authority, Revenue Refunding Bonds:
                    AAA       Aaa       8,165        (City University System), Consolidated Second Generation, Series A,
                                                     6.125% due 7/01/2011 (a)                                                 9,591
                    AAA       Aaa      23,640        (City University System), Consolidated Second Generation, Series A,
                                                     6.125% due 7/01/2012 (a)                                                27,553
                    AAA       Aaa       1,000        (City University System), Consolidated, Series 1, 5.625% due
                                                     7/01/2019 (c)                                                            1,085
                    AAA       Aaa       4,400        (City University System), Series C, 7.50% due 7/01/2010 (b)              5,311
                    NR*       A3        2,240        (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2015              2,431
                    NR*       A3        2,500        (Lenox Hill Hospital Obligation Group), 5.50% due 7/01/2030              2,517
                    AAA       Aaa       4,405        (Mental Health Services), Series A, 5.75% due 2/15/2027                  4,760
                    BBB-      Baa3        500        (Mount Sinai Health), Series A, 6.625% due 7/01/2018                       551
                    AAA       Aaa       6,000        (Siena College), 5.75% due 7/01/2026 (d)                                 6,486
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa      12,750     New York State Energy Research and Development Authority, Facilities
                                                  Revenue Refunding Bonds (Consolidated Edison Co. of New York), Series
                                                  A, 6.10% due 8/15/2020 (a)                                                 14,200
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       4,555     New York State Energy Research and Development Authority, Gas
                                                  Facilities Revenue Bonds (Brooklyn Union Gas Company), AMT, Series B,
                                                  6.75% due 2/01/2024 (d)                                                     4,660
                    ---------------------------------------------------------------------------------------------------------------

                                      6 & 7

                         MuniYield New York Insured Fund, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P      Moody's    Face
STATE            Ratings++  Ratings++  Amount     Issue                                                                    Value
===================================================================================================================================
New York                                          New York State Energy Research and Development Authority, PCR (g):
(continued)         A1+       NR*     $ 1,700        (Niagara Mohawk Power Corporation Project), VRDN, AMT, 2.20%
                                                     due 12/01/2023                                                       $   1,700
                    A1+       VMIG1@    9,100        Refunding (New York State Electric and Gas), VRDN, Series B, 2%
                                                     due 2/01/2029                                                            9,100
                    NR*       P1       10,560        Refunding (Niagara Mohawk Corporation Project), FLOATS, Series A,
                                                     1.95% due 3/01/2027                                                     10,560
                    NR*       P1        6,100        Refunding (Niagara Mohawk Power Corporation), VRDN, Series C, 1.90%
                                                     due 12/01/2025                                                           6,100
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       3,500     New York State Environmental Facilities Corporation, Special Obligation
                                                  Revenue Refunding Bonds (Riverbank State Park), 6.25% due 4/01/2012 (a)     4,183
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       VMIG1@    1,200     New York State, HFA, Revenue Bonds (Tribeca), VRDN, AMT, Series A,
                                                  1.85% due 11/15/2029 (g)(h)                                                 1,200
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       2,745     New York State, HFA, Revenue Refunding Bonds (Housing Mortgage
                                                  Project), Series A, 6.10% due 11/01/2015 (c)                                3,017
                    ---------------------------------------------------------------------------------------------------------------
                                                  New York State Medical Care Facilities Finance Agency Revenue Bonds:
                    AAA       Aaa       2,485        (Brookdale Hospital Medical Center), Series A, 6.85% due
                                                     2/15/2005 (e)                                                            2,803
                    AAA       Aaa       5,375        (Health Center Project--Second Mortgage), Series A, 6.375%
                                                     due 11/15/2019 (a)                                                       6,013
                    AAA       Aaa       1,475        (Mental Health Services), Series A, 6% due 2/15/2005 (d)(e)              1,636
                    AAA       Aaa          25        (Mental Health Services), Series A, 6% due 2/15/2025 (d)                    26
                    AAA       Aaa       3,000        (Mental Health Services), Series E, 6.50% due 8/15/2004 (c)(e)           3,311
                    ---------------------------------------------------------------------------------------------------------------
                                                  New York State Medical Care Facilities Finance Agency, Revenue
                                                  Refunding Bonds (Hospital & Nursing Homes) (i):
                    AAA       NR*       2,000        Series B, 6.25% due 2/15/2025                                            2,192
                    AAA       Aaa      11,085        Series C, 6.375% due 8/15/2029 (d)                                      11,982
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aa1       3,500     New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                                                  AMT, Series 90, 6.35% due 10/01/2030                                        3,907
                    ---------------------------------------------------------------------------------------------------------------
                                                  New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding
                                                  Bonds:
                    NR*       Aa1       1,250        AMT, Series 54, 6.20% due 10/01/2026                                     1,375
                    NR*       Aa1       2,330        AMT, Series 58, 6.40% due 4/01/2027                                      2,537
                    NR*       Aa1       1,000        AMT, Series 86, 5.95% due 10/01/2020                                     1,083
                    NR*       Aa1         945        Series 96, 5.50% due 10/01/2017                                          1,000
                    ---------------------------------------------------------------------------------------------------------------
                                                  New York State Mortgage Agency Revenue Bonds, AMT (d):
                    AAA       Aaa       1,750        24th Series, 6.125% due 10/01/2030                                       1,870
                    AAA       NR*      10,000        DRIVERS, Series 196, 10.53% due 10/01/2030 (f)                          12,328
                    NR*       Aaa       2,850        DRIVERS, Series 295, 9.58% due 4/01/2030 (f)                             3,186
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       NR*       4,990     New York State Mortgage Agency, Revenue Refunding Bonds, DRIVERS, AMT,
                                                  Series 279, 9.43% due 10/01/2028 (d)(f)                                     5,718
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       2,820     New York State Thruway Authority, Highway and Bridge Trust Fund Revenue
                                                  Bonds, Series A, 6.25% due 4/01/2011 (b)                                    3,322
                    ---------------------------------------------------------------------------------------------------------------
                                                  New York State Thruway Authority, Service Contract Revenue Bonds
                                                  (Local Highway and Bridges Project):
                    AAA       Aaa      10,000        5.625% due 4/01/2009 (d)(e)                                             11,484
                    AAA       Aaa      13,800        5.75% due 4/01/2010 (a)(e)                                              15,998
                    AAA       Aaa       2,000        Series A-2, 5.375% due 4/01/2016 (d)                                     2,155
                    ---------------------------------------------------------------------------------------------------------------
                                                  New York State Thruway Authority, Service Contract Revenue Refunding
                                                  Bonds (Local Highway and Bridges Project) (d):
                    AAA       Aaa       3,500        6% due 4/01/2011                                                         4,018
                    AAA       Aaa       5,000        6% due 4/01/2012                                                         5,661
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       3,190     New York State Urban Development Corporation, Revenue Refunding Bonds
                                                  (Correctional Capital Facilities), Series A, 6.50% due 1/01/2011 (c)        3,829
                    ---------------------------------------------------------------------------------------------------------------
                                                  Niagara County, New York, IDA, Solid Waste Disposal Revenue Refunding
                                                  Bonds, AMT:
                    BBB       Baa1      8,000        Series A, 5.45% due 11/15/2026                                           8,410
                    BBB       Baa1      7,000        Series C, 5.625% due 11/15/2024                                          7,342
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       1,000     Niagara Falls, New York, GO (Water Treatment Plant), AMT, 7.25%
                                                  due 11/01/2010 (d)                                                          1,247
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       2,705     Niagara, New York, Frontier Authority, Airport Revenue Bonds (Buffalo
                                                  Niagara International Airport), Series B, 5.50% due 4/01/2019 (d)           2,881
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       1,260     North Country, New York, Development Authority, Solid Waste Management
                                                  System Revenue Refunding Bonds, 6% due 5/15/2015 (c)                        1,485
                    ---------------------------------------------------------------------------------------------------------------
                                                  North Hempstead, New York, GO, Refunding, Series B (b):
                    AAA       Aaa       1,745        6.40% due 4/01/2013                                                      2,117
                    AAA       Aaa         555        6.40% due 4/01/2017                                                        678
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       1,665     Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk
                                                  Valley), Series A,
                                                     5.20% due 2/01/2013 (c)                                                  1,820
                    ---------------------------------------------------------------------------------------------------------------
                    AA        Aa2       4,500     Onondaga County, New York, IDA, Sewer Facilities Revenue Bonds
                                                  (Bristol-Myers Squibb Company Project), AMT, 5.75% due 3/01/2024            5,021
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       2,180     Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
                                                  AMT, 97th Series,
                                                     6.50% due 7/15/2019 (b)                                                  2,356
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       5,000     Port Authority of New York and New Jersey, Consolidated Revenue
                                                  Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2016                     5,307
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       4,075     Port Authority of New York and New Jersey, Revenue Bonds, Trust
                                                  Receipts, AMT, Class R, Series 10, 9.578% due 1/15/2017 (c)(f)              4,930
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       NR*       7,500     Port Authority of New York and New Jersey, Revenue Refunding Bonds,
                                                  DRIVERS, AMT, Series 177, 9.87% due 10/15/2032 (d)(f)                       8,852
                    ---------------------------------------------------------------------------------------------------------------
                                                  Port Authority of New York and New Jersey, Special Obligation Revenue
                                                  Bonds, AMT (d):
                    AAA       NR*       1,750        DRIVERS, Series 192, 9.35% due 12/01/2025 (f)                            1,982
                    AAA       NR*       5,080        DRIVERS, Series 278, 9.41% due 12/01/2022 (f)                            5,810
                    AAA       Aaa      14,750        (JFK International Air Terminal), Series 6, 6.25% due 12/01/2010        17,090
                    AAA       Aaa       7,175        (Special Project--JFK International Air Terminal), Series 6, 6.25%
                                                     due 12/01/2011                                                           8,377
                    AAA       Aaa       4,425        (Special Project--JFK International Air Terminal), Series 6, 6.25%
                                                     due 12/01/2013                                                           5,222
                    AAA       Aaa       7,380        (Special Project--JFK International Air Terminal), Series 6, 6.25%
                                                     due 12/01/2014                                                           8,694
                    ---------------------------------------------------------------------------------------------------------------

                                      8 & 9

                         MuniYield New York Insured Fund, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                    S&P      Moody's    Face
STATE            Ratings++  Ratings++  Amount     Issue                                                                    Value
===================================================================================================================================
New York                                          Port Authority of New York and New Jersey, Special Obligation Revenue
(concluded)                                       Refunding Bonds (Versatile Structure Obligation), VRDN (g):
                    A1+       VMIG1@  $ 2,000        Series 2, 2% due 5/01/2019                                           $   2,000
                    A1+       VMIG1@    8,600        Series 5, 1.95% due 8/01/2024                                            8,600
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       1,255     Rensselaer County, New York, IDA, Civic Facility Revenue Bonds
                                                  (Polytech Institute), Series B, 5.50% due 8/01/2022 (a)                     1,334
                    ---------------------------------------------------------------------------------------------------------------
                                                  Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue
                                                  Refunding Bonds (Ogden Martin System Huntington Project), AMT (a):
                    AAA       Aaa       8,530        6% due 10/01/2010                                                        9,862
                    AAA       Aaa       9,170        6.15% due 10/01/2011                                                    10,779
                    AAA       Aaa       6,470        6.25% due 10/01/2012                                                     7,757
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       4,305     Triborough Bridge and Tunnel Authority, New York, General Purpose
                                                  Revenue Refunding Bonds, Series Y, 6% due 1/01/2012 (d)(j)                  5,031
                    ---------------------------------------------------------------------------------------------------------------
                    AA-       NR*       4,700     Triborough Bridge and Tunnel Authority, New York, Revenue Bonds,
                                                  DRIVERS, Series 293, 8.94% due 1/01/2032 (f)                                5,118
                    ---------------------------------------------------------------------------------------------------------------
                                                  Triborough Bridge and Tunnel Authority, New York, Revenue Refunding
                                                  Bonds:
                    AAA       Aaa      15,000        5.25% due 11/15/2023 (d)                                                15,520
                    AAA       Aaa      41,250        5% due 11/15/2032 (d)                                                   41,346
                    AA-       A3        4,000        (Convention Center Project), Series E, 7.25% due 1/01/2010               4,728
                    AA-       Aa3       6,500        Series B, 5% due 11/15/2032                                              6,505
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       2,010     Yonkers, New York, GO, Series A, 5.75% due 10/01/2017 (b)                   2,231
===================================================================================================================================
Puerto Rico--4.5%   A         A1       10,000     Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
                                                  Refunding Bonds, 5.50% due 5/15/2039                                        9,605
                    ---------------------------------------------------------------------------------------------------------------
                                                  Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                  Transportation Revenue Bonds:
                    A         Baa1      6,000        Series D, 5.75% due 7/01/2041                                            6,553
                    AAA       Aaa       1,250        Trust Receipts, Class R, Series B, 9.678% due 7/01/2035 (d)(f)           1,535
                    ---------------------------------------------------------------------------------------------------------------
                    BBB+      Baa3      1,750     Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                                  Revenue Bonds, Series E, 5.50% due 8/01/2029                                1,826
                    NR*       Aa2       6,100     Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS, Series
                                                  272, 8.61% due 8/01/2030 (f)                                                7,045
===================================================================================================================================
                    Total Investments (Cost--$842,411)--153.6%                                                              898,289
                    Unrealized Depreciation on Forward Interest Rate Swaps--(0.3%)                                           (2,014)
                    Variation Margin on Financial Futures Contracts**--(0.1%)                                                  (387)
                    Liabilities in Excess of Other Assets--(8.9%)                                                           (51,984)
                    Preferred Stock, at Redemption Value--(44.3%)                                                          (259,111)
                                                                                                                          ---------
                    Net Assets Applicable to Common Stock--100.0%                                                         $ 584,793
                                                                                                                          =========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(h)   FNMA Collateralized.
(i)   FHA Insured.
(j)   Escrowed to maturity.
(k) All or a portion of security held as collateral in connection with open financial futures contracts.
 *    Not Rated.
**    Financial futures contracts sold as of October 31, 2002 were as follows:

                                                                 (in Thousands)
-------------------------------------------------------------------------------
Number of                                       Expiration
Contracts              Issue                       Date                  Value
-------------------------------------------------------------------------------

  855           U.S. Treasury Bonds            December 2002            $98,085
-------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$94,638)                                         $98,085
                                                                        =======
-------------------------------------------------------------------------------

@     Highest short-term rating by Moody's Investors Service, Inc.

++    Ratings of issues shown are unaudited.

See Notes to Financial Statements.

Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of October 31, 2002 were as follows:

-------------------------------------------------------------------------------
                                                                      Percent
                                                                     of Total
S&P Rating/Moody's Rating                                           Investments
-------------------------------------------------------------------------------
AAA/Aaa                                                                78.1%
AA/Aa                                                                   6.7
A/A                                                                     3.5
BBB/Baa                                                                 2.0
Other*                                                                  9.7
-------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.

                                     10 & 11

                         MuniYield New York Insured Fund, Inc., October 31, 2002

STATEMENT OF NET ASSETS

                As of October 31, 2002
===================================================================================================================================
Assets:         Investments, at value (identified cost--$842,410,591) ..............................                  $ 898,289,493
                Cash ...............................................................................                        445,631
                Receivables:
                   Interest ........................................................................  $  11,216,927
                   Securities sold .................................................................      5,827,778      17,044,705
                                                                                                      -------------
                Prepaid expenses ...................................................................                        127,844
                                                                                                                      -------------
                Total assets .......................................................................                    915,907,673
                                                                                                                      -------------
===================================================================================================================================
Liabilities:    Unrealized depreciation on forward interest rate swaps .............................                      2,014,332
                Payables:
                   Securities purchased ............................................................     68,705,273
                   Dividends to Common Stock shareholders ..........................................        428,862
                   Variation margin ................................................................        387,422
                   Investment adviser ..............................................................        373,615      69,895,172
                                                                                                      -------------
                Accrued expenses and other liabilities .............................................                         93,874
                                                                                                                      -------------
                Total liabilities ..................................................................                     72,003,378
                                                                                                                      -------------
===================================================================================================================================
Preferred       Preferred Stock, at redemption value, par value $.05 per share
Stock:          (1,700 Series A shares, 1,700 Series B shares, 2,800 Series C shares, 1,960 Series D shares and 2,200 Series E shares of AMPS*
                issued and outstanding at $25,000 per share liquidation preference) ................                    259,110,841
                                                                                                                      -------------
===================================================================================================================================
Net Assets      Net assets applicable to Common Stock ..............................................                  $ 584,793,454
Applicable                                                                                                            =============
To Common
Stock:
===================================================================================================================================
Analysis of     Common Stock, par value $.10 per share (39,445,962 shares issued and outstanding) ..                  $   3,944,596
Net Assets      Paid-in capital in excess of par ...................................................                    557,669,466
Applicable To   Undistributed investment income--net ...............................................  $   4,008,723
Common Stock:   Accumulated realized capital losses on investments--net ............................    (31,247,183)
                Unrealized appreciation on investments--net ........................................     50,417,852
                                                                                                      -------------
                Total accumulated earnings--net ....................................................                     23,179,392
                                                                                                                      -------------
                Total--Equivalent to $14.83 net asset value per share of Common Stock
                (market price--$13.36) .............................................................                  $ 584,793,454
                                                                                                                      =============
===================================================================================================================================

                *     Auction Market Preferred Stock.

                      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                For the Year Ended October 31, 2002
===================================================================================================================================
Investment
Income:         Interest ...........................................................................                   $ 42,660,413
===================================================================================================================================
Expenses:       Investment advisory fees ...........................................................   $  4,202,246
                Commission fees ....................................................................        656,042
                Accounting services ................................................................        258,858
                Transfer agent fees ................................................................        102,746
                Professional fees ..................................................................         99,023
                Custodian fees .....................................................................         48,018
                Printing and shareholder reports ...................................................         47,791
                Directors' fees and expenses .......................................................         45,386
                Listing fees .......................................................................         28,293
                Pricing fees .......................................................................         27,611
                Other ..............................................................................         59,343
                                                                                                       ------------
                Total expenses .....................................................................                      5,575,357
                                                                                                                       ------------
                Investment income--net .............................................................                     37,085,056
                                                                                                                       ------------
===================================================================================================================================
Realized &      Realized loss on investments--net ..................................................                     (1,928,997)
Unrealized      Change in unrealized appreciation/depreciation on investments--net .................                     (5,490,653)
Loss on                                                                                                                ------------
Investments--   Total realized and unrealized loss on investments--net .............................                     (7,419,650)
Net:                                                                                                                   ------------
===================================================================================================================================
Dividends &     Investment income--net .............................................................                     (3,852,321)
Distributions   Realized gain on investments--net ..................................................                        (40,788)
to Preferred                                                                                                           ------------
Stock           Total dividends and distributions to Preferred Stock shareholders ..................                     (3,893,109)
Shareholders:                                                                                                          ------------
                Net Increase in Net Assets Resulting from Operations ...............................                   $ 25,772,297
                                                                                                                       ============
===================================================================================================================================

                See Notes to Financial Statements.

                                     12 & 13

                         MuniYield New York Insured Fund, Inc., October 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                             For the Year
                                                                                                           Ended October 31,
                                                                                                    -------------------------------
                Increase (Decrease) in Net Assets:                                                       2002              2001@
===================================================================================================================================
Operations:     Investment income--net ..........................................................   $  37,085,056     $  38,279,032
                Realized gain (loss) on investments--net ........................................      (1,928,997)       14,230,557
                Change in unrealized appreciation/depreciation on investments--net ..............      (5,490,653)       35,193,561
                Dividends and distributions to Preferred Stock shareholders .....................      (3,893,109)       (7,943,511)
                                                                                                    -------------     -------------
                Net increase in net assets resulting from operations ............................      25,772,297        79,759,639
                                                                                                    -------------     -------------
===================================================================================================================================
Dividends &     Investment income--net ..........................................................     (32,765,197)      (30,526,599)
Distributions   Realized gain on investments--net ...............................................        (155,733)               --
to Common                                                                                           -------------     -------------
Stock           Net decrease in net assets resulting from dividends and distributions
Shareholders:   to Common Stock shareholders ....................................................     (32,920,930)      (30,526,599)
                                                                                                    -------------     -------------
===================================================================================================================================
Net Assets      Total increase (decrease) in net assets applicable to Common Stock ..............      (7,148,633)       49,233,040
Applicable to   Beginning of year ...............................................................     591,942,087       542,709,047
Common Stock:                                                                                       -------------     -------------
                End of year* ....................................................................   $ 584,793,454     $ 591,942,087
                                                                                                    =============     =============
===================================================================================================================================
                * Undistributed investment income--net ..........................................   $   4,008,723     $   3,233,303
                                                                                                    =============     =============
===================================================================================================================================

                @ Certain prior year amounts have been reclassified to conform to current year presentation.

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been derived
                   from information provided in the financial statements.                 For the Year Ended October 31,
                                                                               ----------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                       2002       2001       2000       1999       1998
===================================================================================================================================
Per Share          Net asset value, beginning of year .......................  $  15.01   $  13.76   $  13.02   $  16.26   $  15.89
Operating                                                                      --------   --------   --------   --------   --------
Performance:@@     Investment income--net ...................................       .94        .96        .87       1.03       1.12
                   Dividends & Distributions to Preferred Stock
                   Shareholders:
                   Realized and unrealized gain (loss) on investments--net ..      (.19)      1.26        .90      (2.47)       .61
                   Dividends and distributions to Preferred Stock
                   shareholders:
                     Investment income--net .................................      (.10)      (.20)      (.25)      (.16)      (.19)
                     Realized gain on investments--net ......................        --++       --         --       (.07)      (.08)
                     In excess of realized gain on investments--net .........        --         --         --       (.03)        --
                                                                               --------   --------   --------   --------   --------
                   Total from investment operations .........................       .65       2.02       1.52      (1.70)      1.46
                                                                               --------   --------   --------   --------   --------
                   Less dividends and distributions to Common Stock
                   shareholders:
                     Investment income--net .................................      (.83)      (.77)      (.78)      (.89)      (.90)
                     Realized gain on investments--net ......................        --++       --         --       (.45)      (.19)
                     In excess of realized gain on investments--net .........        --         --         --       (.20)        --
                                                                               --------   --------   --------   --------   --------
                   Total dividends and distributions to Common Stock
                   shareholders .............................................      (.83)      (.77)      (.78)     (1.54)     (1.09)
                                                                               --------   --------   --------   --------   --------
                   Net asset value, end of year .............................  $  14.83   $  15.01   $  13.76   $  13.02   $  16.26
                                                                               ========   ========   ========   ========   ========
                   Market price per share, end of year ......................  $  13.36   $  14.02   $  12.25   $12.4375   $16.3125
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Total              Based on market price per share ..........................     1.24%     21.26%      5.11%    (15.63%)     9.99%
Investment                                                                     ========   ========   ========   ========   ========
Return:*           Based on net asset value per share .......................     4.97%     15.57%     12.79%    (11.40%)     9.53%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based       Total expenses, excluding reorganization expenses** ......       96%       .97%      1.01%      1.02%       .98%
on Average                                                                     ========   ========   ========   ========   ========
Net Assets         Total expenses** .........................................      .96%       .97%      1.16%      1.02%       .98%
Of Common                                                                      ========   ========   ========   ========   ========
Stock:             Total investment income--net** ...........................     6.37%      6.66%      7.21%      6.96%      7.07%
                                                                               ========   ========   ========   ========   ========
                   Amount of dividends to Preferred Stock shareholders ......      .66%      1.38%      1.93%      1.04%      1.21%
                                                                               ========   ========   ========   ========   ========
                   Investment income--net, to Common Stock shareholders .....     5.71%      5.28%      5.28%      5.92%      5.86%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based       Total expenses, excluding reorganization expenses ........      .66%       .67%       .68%       .71%       .68%
on Average                                                                     ========   ========   ========   ========   ========
Net Assets         Total expenses ...........................................      .66%       .67%       .78%       .71%       .68%
Of Common &                                                                    ========   ========   ========   ========   ========
Preferred          Total investment income--net .............................     4.41%      4.59%      4.82%      4.79%      4.91%
Stock:**                                                                       ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based       Dividends to Preferred Stock shareholders ................     1.49%      3.07%      3.91%      2.30%      2.77%
on Average                                                                     ========   ========   ========   ========   ========
Net Assets
Of Preferred
Stock:
===================================================================================================================================
Supplemental       Net assets applicable to Common Stock,
Data:              end of year (in thousands) ...............................  $584,793   $591,942   $542,709   $163,807   $199,582
                                                                               ========   ========   ========   ========   ========
                   Preferred Stock outstanding, end of
                   year (in thousands) ......................................  $259,000   $259,000   $259,000   $ 85,000   $ 85,000
                                                                               ========   ========   ========   ========   ========
                   Portfolio turnover .......................................    87.56%     83.08%    148.51%     99.71%     89.76%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Leverage:          Asset coverage per $1,000 ................................  $  3,258   $  3,285   $  3,095   $  2,927   $  3,348
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Dividends          Series A--Investment income--net .........................  $    334   $    791   $    980   $    566   $    695
Per Share On                                                                   ========   ========   ========   ========   ========
Preferred Stock    Series B--Investment income--net .........................  $    305   $    731   $    941   $    583   $    689
Outstanding:@                                                                  ========   ========   ========   ========   ========
                   Series C--Investment income--net .........................  $    356   $    774   $    661         --         --
                                                                               ========   ========   ========   ========   ========
                   Series D--Investment income--net .........................  $    503   $    715   $    634         --         --
                                                                               ========   ========   ========   ========   ========
                   Series E--Investment income--net .........................  $    356   $    812   $    653         --         --
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================

                 *    Total investment returns based on market value, which can
                      be significantly greater or lesser than the net asset
                      value, may result in substantially different returns.
                      Total investment returns exclude the effects of sales
                      charges.
                **    Do not reflect the effect of dividends to Preferred Stock
                      shareholders.
                 @    The Fund's Preferred Stock was issued on September 16,
                      1992 (Series A and Series B) and March 6, 2000 (Series C,
                      Series D and Series E).
                @@    Certain prior year amounts have been reclassified to
                      conform to current year presentation.
                ++    Amount is less than $.01 per share.

                      See Notes to Financial Statements.

                                     14 & 15

                         MuniYield New York Insured Fund, Inc., October 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps for the purpose of hedging the interest rate risk on portfolio securities. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $202,485 increase in cost of securities (which in return results in a corresponding $202,485 decrease in net unrealized appreciation and a corresponding $202,485 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $66,672, decrease net unrealized appreciation by $172,858 and increase net realized capital losses by $96,299. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $105,397 have been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

                                     16 & 17

                         MuniYield New York Insured Fund, Inc., October 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

For the year ended October 31, 2002, the Fund reimbursed FAM $27,880 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $699,817,514 and $711,066,225, respectively.

Net realized gains (losses) for the year ended October 31, 2002 and net unrealized gains (losses) as of October 31, 2002 were as follows:

-------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
-------------------------------------------------------------------------------

Long-term investments ..................       $  7,198,903        $ 55,878,902
Financial futures contracts ............         (8,959,900)         (3,446,718)
Forward interest rate swaps ............           (168,000)         (2,014,332)
                                               ------------        ------------
Total ..................................       $ (1,928,997)       $ 50,417,852
                                               ============        ============
-------------------------------------------------------------------------------

The Fund has entered into the following forward interest rate swaps as of October 31, 2002:

-------------------------------------------------------------------------------
                Interest Received         Interest Paid
                -----------------         -------------
Notional        Current                   Current                 Expiration
Amount           Rate      Type            Rate     Type             Date
-------------------------------------------------------------------------------
$44,800,000      TBA*    Variable***       4.44 %   Fixed      January 18, 2023
$60,500,000      TBA**   Variable***       4.542%   Fixed      January 30, 2023
-------------------------------------------------------------------------------

  *   Initial interest rate will be determined on settlement date January 18,
      2003.
 **   Initial interest rate will be determined on settlement date January 30,
      2003.
***   7-Day Bond Market Association rate at quarterly reset date.

As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $55,729,969, of which $55,793,081 related to appreciated securities and $63,112 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $842,559,524.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

Preferred Stock

AMPS are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2002 were as follows: Series A, 1.30%; Series B, .901%; Series C, 1.50%; Series D, 2.18%; and Series E, 1.55%.

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $224,505 as commissions.

5. Distributions to Shareholders:

On November 7, 2002, a tax-exempt income dividend of $.068900 was declared. The dividend was paid on November 27, 2002, to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:

-------------------------------------------------------------------------------
                                                 10/31/2002         10/31/2001
-------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................        $36,617,517         $38,470,110
  Ordinary income ......................            196,522                  --
                                                -----------         -----------
Total distributions ....................        $36,814,039         $38,470,110
                                                ===========         ===========
-------------------------------------------------------------------------------

As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
  Undistributed tax-exempt income--net ..................        $  3,835,865
  Undistributed long-term capital gains--net ............                  --
                                                                 ------------
  Total undistributed earnings--net .....................           3,835,865
  Capital loss carryforward .............................         (24,965,865)*
  Unrealized gains--net .................................          44,309,392**
                                                                 ------------
  Total accumulated earnings--net .......................        $ 23,179,392
                                                                 ============
-----------------------------------------------------------------------------

 * On October 31, 2002, the Fund had a net capital loss carryforward of $24,965,865, of which $12,664,140 expires in 2007, $9,294,569 expires in
      2008 and $3,007,156 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield New York Insured Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield New York Insured Fund, Inc. as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New York Insured Fund, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 11, 2002

                                     18 & 19

                         MuniYield New York Insured Fund, Inc., October 31, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield New York Insured Fund, Inc. during its taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

-------------------------------------------------------------------------------
                                                       Payable        Ordinary
                                                         Date          Income
-------------------------------------------------------------------------------
Common Stock Shareholders                             12/28/2001      $0.003948
-------------------------------------------------------------------------------
Preferred Stock Shareholders:     Series A            11/20/2001      $4.06
                                  ---------------------------------------------
                                  Series B            12/11/2001      $3.75
                                  ---------------------------------------------
                                  Series C            12/10/2001      $3.98
                                  ---------------------------------------------
                                  Series D            12/19/2001      $3.67
                                  ---------------------------------------------
                                  Series E            12/13/2001      $4.17
-------------------------------------------------------------------------------

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

                                     20 & 21

                         MuniYield New York Insured Fund, Inc., October 31, 2002

OFFICERS AND DIRECTORS (unaudited)

                                                                                                         Number of
                                                                                                       Portfolios in       Other
                                          Position(s)   Length                                          Fund Complex   Directorships
                                             Held       of Time   Principal Occupation(s)               Overseen by       Held by
Name                Address & Age          with Fund    Served      During Past 5 Years                   Director        Director
====================================================================================================================================
      Interested Director
====================================================================================================================================
Terry K. Glenn*  P.O. Box 9011             President    1999 to   Chairman, Americas Region since        117 Funds          None
                 Princeton, NJ 08543-9011  and          present   2001 and Executive Vice President  162 Portfolios
                 Age: 62                   Director     and       since 1983 of Fund Asset
                                                        1992 to   Management, L.P. ("FAM") and
                                                        present   Merrill Lynch Investment Managers,
                                                                  L.P. ("MLIM"); President of Merrill
                                                                  Lynch Mutual Funds since 1999;
                                                                  President of FAM Distributors, Inc.
                                                                  ("FAMD") since 1986 and Director
                                                                  thereof since 1991; Executive Vice
                                                                  President and Director of Princeton
                                                                  Services, Inc. ("Princeton
                                                                  Services") since 1993; President of
                                                                  Princeton Administrators, L.P.
                                                                  since 1988; Director of Financial
                                                                  Data Services, Inc. since 1985.
               =====================================================================================================================
               *  Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which
                  FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment
                  Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM
                  and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton
                  Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the
                  Board of Directors.
====================================================================================================================================

                                                                                                         Number of
                                                                                                       Portfolios in       Other
                                                  Position(s)   Length                                  Fund Complex   Directorships
                                                     Held       of Time    Principal Occupation(s)      Overseen by       Held by
Name                         Address & Age         with Fund    Served*      During Past 5 Years          Director        Director
====================================================================================================================================
      Independent Directors
====================================================================================================================================
James H. Bodurtha       P.O. Box 9011              Director     1995 to   Director and Executive          42 Funds          None
                        Princeton, NJ 08543-9011                present   Vice President, The China     61 Portfolios
                        Age: 58                                           Business Group, Inc.
                                                                          since 1996; Chairman of
                                                                          Berkshire Holding
                                                                          Corporation since 1980.
====================================================================================================================================
Joe Grills              P.O. Box 9011              Director     2002 to   Member of Committee on          42 Funds     Kimco
                        Princeton, NJ 08543-9011                present   Investment of Employee        61 Portfolios  Realty
                        Age: 67                                           Benefit Assets of the
                                                                          Association for Financial
                                                                          Professionals since 1986.
====================================================================================================================================
Herbert I. London       P.O. Box 9011              Director     1992 to   John M. Olin Professor of       42 Funds          None
                        Princeton, NJ 08543-9011                present   Humanities, New York          61 Portfolios
                        Age: 63                                           University since 1993.
====================================================================================================================================
Andre F. Perold         P.O. Box 9011              Director     1992 to   George Gund Professor of        42 Funds          None
                        Princeton, NJ 08543-9011                present   Finance and Banking,          61 Portfolios
                        Age: 50                                           Harvard School of Business
                                                                          since 2000; Finance Area
                                                                          Chair since 1996.
====================================================================================================================================
Roberta Cooper Ramo     P.O. Box 9011              Director     1999 to   Shareholder, Modrall,           42 Funds     Cooper's,
                        Princeton, NJ 08543-9011                present   Sperling, Roehl, Harris &     61 Portfolios  Inc.;
                        Age: 60                                           Sisk, P.A. since 1993.                       ECMC, Inc.
====================================================================================================================================
Robert S. Salomon, Jr.  P.O. Box 9011              Director     2002 to   Principal of STI                42 Funds          None
                        Princeton, NJ 08543-9011                present   Management since 1994;        61 Portfolios
                        Age: 66                                           Director of Rye Country
                                                                          Day School since 2001.
====================================================================================================================================
Melvin R. Seiden        P.O. Box 9011              Director     2002 to   Director, Silbanc               42 Funds          None
                        Princeton, NJ 08543-9011                present   Properties, Ltd. (real        61 Portfolios
                        Age: 72                                           estate, investment and
                                                                          consulting) since 1987.
====================================================================================================================================
Stephen B. Swensrud     P.O. Box 9011              Director     2002 to   Chairman, Fernwood              42 Funds     Interna-
                        Princeton, NJ 08543-9011                present   Advisors since 1996.          61 Portfolios  tional
                        Age: 69                                                                                        Mobile
                                                                                                                       Communi-
                                                                                                                       cations, Inc.
                      ==============================================================================================================
                      * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until
                        December 31 of the year in which they turn 72.
====================================================================================================================================



                                                  Position(s)   Length
                                                     Held       of Time
Name                         Address & Age         with Fund    Served*          Principal Occupation(s) During Past 5 Years
====================================================================================================================================
      Fund Officers
====================================================================================================================================
Donald C. Burke         P.O. Box 9011              Vice         1993 to   First Vice President of FAM and MLIM since 1997 and
                        Princeton, NJ 08543-9011   President    present   Treasurer thereof since 1999; Senior Vice President and
                        Age: 42                    and          and       Treasurer of Princeton Services since 1999; Vice President
                                                   Treasurer    1999 to   of FAMD since 1999; Vice President of FAM and MLIM from
                                                                present   1990 to 1997; Director of Taxation of MLIM since 1990.
====================================================================================================================================
Kenneth A. Jacob        P.O. Box 9011              Senior       2002 to   Managing Director of FAM and MLIM since 1997.
                        Princeton, NJ 08543-9011   Vice         present
                        Age: 51                    President
====================================================================================================================================
John M. Loffredo        P.O. Box 9011              Senior       2002 to   Managing Director of FAM and MLIM since 2000 and First
                        Princeton, NJ 08543-9011   Vice         present   Vice President from 1997 to 2000.
                        Age: 38                    President
====================================================================================================================================
Roberto W. Roffo        P.O. Box 9011              Vice         2000 to   Vice President of MLIM since 1996 and Portfolio Manager
                        Princeton, NJ 08543-9011   President    present   with MLIM since 1992.
                        Age: 36                    and
                                                   Portfolio
                                                   Manager
====================================================================================================================================
Alice A. Pellegrino     P.O. Box 9011              Secretary    1999 to   Director (Legal Advisory) of MLIM since 2002; Vice
                        Princeton, NJ 08543-9011                present   President of MLIM from 1999 to 2002; Attorney associated
                        Age: 42                                           with MLIM since 1997; Associate with Kirkpatrick &
                                                                          Lockhart LLP from 1992 to 1997.
                      ==============================================================================================================
                      * Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MYN

                                     22 & 23

[LOGO] Merrill Lynch  Investment Managers

                                [GRAPHIC OMITTED]

MuniYield New York Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New York Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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